UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2024
 RenaissanceRe Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Renaissance House, 12 Crow Lane, Pembroke, Bermuda         HM 19
(Address of Principal Executive Office)         (Zip Code)
(441) 295-4513
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value $1.00 per share	RNR	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series F 5.750% Preference Share, Par Value $1.00 per share	RNR PRF	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series G 4.20% Preference Share, Par Value $1.00 per share	RNR PRG	New York Stock Exchange

Item 1.01    Entry Into A Material Definitive Agreement.

On October 3, 2024, Renaissance Reinsurance Ltd., RenaissanceRe Europe AG (collectively, the “Applicants”) and RenaissanceRe Holdings Ltd. (the “Guarantor”), and Nordea Bank Abp, New York Branch (“Nordea”) entered into a Standby Letter of Credit Agreement, to provide for an uncommitted, unsecured facility under which letters of credit may be issued from time to time for the respective accounts of the Applicants. Pursuant to the Agreement, the Applicants may request letters of credit up to an aggregate amount of $250.0 million.

The obligations of the Applicants under the Agreement are guaranteed by the Guarantor. The Agreement contains representations, warranties and covenants that are customary for facilities of this type. In the case of an event of default under the agreement, Nordea may exercise certain remedies.

The description of the Agreement contained herein is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #    Description
10.1    Standby Letter of Credit Agreement, dated as of October 3, 2024, by and among Renaissance Reinsurance Ltd., RenaissanceRe Europe AG, RenaissanceRe Holdings Ltd., as Guarantor, and Nordea Bank Abp, New York Branch.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date:	By:	/s/ Shannon Lowry Bender
October 4, 2024		Shannon Lowry Bender
Executive Vice President, Group General Counsel and Corporate Secretary